Exhibit 25.2

_________________________________Securities Act of 1933 Registration No. 333-_____________________________________________
UNITED STATES
securities and exchange commission
Washington, D.C. 20549
__________________________

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)
_______________________________________________________

U.S. BANK  NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

31-0841368
I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Peter M. Brennan
U.S. Bank National Association
1555 N. River Center Drive Suite 203
Milwaukee, WI 53212
(414) 905-5003
(Name, address and telephone number of agent for service)

Integrys Energy Group, Inc.
(Exact name of obligor as specified in its charter)

Wisconsin	39-1775292

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

130 East Randolph Drive, Chicago, IL	60601
(Address of Principal Executive Offices)	(Zip Code)

Indenture Subordinated Debt Securities Dated as of November 13, 2006
(Title of the indenture securities)

______________________________________________________________________________

FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers.
Yes

Item 2. AFFILIATIONS WITH THE OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1. A copy of the Articles of Association of the Trustee, as now in effect.*

2. A copy of the certificate of authority of the Trustee to commence business.*

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

4.	A copy of the existing bylaws of the Trustee.*

5.	A copy of each Indenture referred to in Item 4. Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.	Report of Condition of the Trustee as of December 31, 2008, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

*
A copy of each of these documents is on file with the Securities and Exchange Commission as an exhibit with corresponding exhibit numbers to the Form T-1 of Structured Obligations Corporation, filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939, as amended, on November 16,2001Registration No. 333-67188), and is incorporated herein by Registration Number 333-67188.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Milwaukee, State of Wisconsin, on the 23rd day of March, 2009.

U.S. BANK NATIONAL ASSOCIATION

By:         /s/ Peter M. Brennan
                                                               Peter M. Brennan
    Vice President

By:    /s/ Gene F. Ploeger
    Gene F. Ploeger
Vice President

Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  March 23, 2009

U.S. BANK NATIONAL ASSOCIATION

By:        /s/ Peter M. Brennan
                                                               Peter M. Brennan
    Vice President

By:    /s/ Gene F. Ploeger
    Gene F. Ploeger
Vice President

Exhibit 7
U.S. Bank National Association
Statement of Financial Condition
As of 12/31/2008
($000’s)

12/31/2008
Assets
Cash and Balances Due From                                      $8,077,564
           Depository Institutions
Securities                                                                         37,455,111
Federal Funds                                                                   3,290,350
Loans & Lease Financing Receivables                     180,437,040
Fixed Assets                                                                      4,522,546
Intangible Assets                                                             12,495,040
Other Assets                                                                    15,497,940
      Total Assets                                                               $261,775,591

Liabilities
Deposits                                                                    $171,980,048
Fed Funds                                                                      11,861,941
Treasury Demand Notes                                                                0
Trading Liabilities                                                            1,919,265
Other Borrowed Money                                                 39,187,106
Acceptances                                                                                    0
Subordinated Notes and Debentures                            7,329,967
Other Liabilities                                                                6,647,510
      Total Liabilities                                                        $238,925,837

Equity
Minority Interest in Subsidiaries                                   $1,664,422
     Common and Preferred Stock                                              18,200
Surplus                                                                            12,597,620
Undivided Profits                                                             8,569,512
           Total Equity Capital                                             $22,849,754

Total Liabilities and Equity Capital                           $261,775,591

_________________________________________________________________________________________________________
To the best of the undersigned’s determination, as of the date hereof, the above financial information is true and correct.

_________________________________________________________________________________________________________

U.S. Bank National Association

By:      /s/ Peter M. Brennan
            Vice President

Date:  March 23, 2009